                                                                   EXHIBIT 23.1


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-31892) of our report dated February 16, 2001, with respect to the financial statements of Egreetings Network, Inc., included in this Form 8-K of Egreetings Network, Inc.

                                                  /s/ Ernst & Young

Walnut Creek, California
March 12, 2001